Exhibit 10.1
AMENDMENT NO. 3
TO
STEVEDORING AND TERMINAL SERVICES AGREEMENT
This Amendment No. 3 (“Amendment No. 3”) is dated and effective as of January 1, 2010 among Horizon Lines of Alaska, LLC (“HL Alaska”), Horizon Lines, LLC (“HL”) (for the purposes of this Amendment No. 3, HL and HL Alaska shall be considered individually and collectively as “Carrier”) and APM Terminals North America, Inc. (“Contractor”).
RECITALS
A.
Carrier and Contractor entered into that certain Stevedoring and Terminal Services Agreement dated as of May 9, 2004, as amended by an Amendment No. 1 dated as of December 12, 2004, (“Amendment No. 1”), which Amendment No. 1 became void, and an Amendment No. 2 dated as of November 30, 2006 (“Amendment No. 2”) (as so amended, the “Terminal Agreement”).

B.	Carrier and Contractor hereby intend to amend the Terminal Agreement as described below.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, HL Alaska, HL, and Contractor agree as follows:
1.	Definitions. All terms used herein, unless otherwise specified, shall have the meaning ascribed to them in the Terminal Agreement.
2.
The first sentence of Section 2(b) of the Terminal Agreement is deleted and replaced with the following: “For any Cargo transported by Carrier in its regularly scheduled Jones Act service on a Vessel that needs to call a terminal located in the respective territories listed in First Revised Exhibit A (each a “Terminal Territory”), Carrier shall guarantee to Contractor to move such cargo through a Terminal located in a Terminal Territory.”

3.
The following new sentence is added immediately after the second sentence of Section 2(b) of the Terminal Agreement: “For the sake of clarity, Guaranteed Cargo shall not include: cargo transported on one-time international moves for dry-dock positioning voyages or one-time positioning voyages; or inter-coastal cargo defined as cargo transported in a new service originating and terminating between two ports in the lower 48 states provided that Carrier will use best efforts to use Contractor’s facilities/services in ports where such services call and further provided that Carrier will only use another facility if required to obtain cargo from or deliver cargo to a specific carrier. Further for the sake of clarity, Guaranteed Cargo shall include cargo transported on the TP1 vessel string, except as provided in Section 7 below.”

4.
The following is added as the new last sentence of Section 2(b) of the Terminal Agreement: “If Contractor accepts the Guaranteed Cargo offered, Contractor shall provide Carrier the Services at the rates described in the Appendices to this Agreement and Carrier must exclusively use the relevant Terminal for such Guaranteed Cargo even if only a portion of the relevant Vessel is carrying such Guaranteed Cargo.”

5.	Sections 2(b)(i) and (ii) of the Terminal Agreement are deleted.
6.	A new Section 2(f) is added to the Terminal Agreement, as follows:
(f) Contractor will pay Carrier cash bonuses totaling * for the time period commencing January 1, 2010 through December 31, 2015. The cash payments are as follows:

2010	*
2011	*
2012	*
2013	*
2014	*
2015	*
Contractor will pay Carrier * of the annual bonus amount on the *, starting on January 10, 2011, by crediting Carrier for such amount. This bonus is based on Carrier services calling Contractor’s exclusive terminals as set forth in this Agreement.
7.	A new Section 2(g) is added to the Terminal Agreement as follows:
(g) TP1 Service. As of the effective date of this Amendment No. 3, Carrier operates its TP1 vessel string (“TP1 Service”) in accordance with the Maersk Line/Horizon Lines Space Charter Agreement, FMC Agreement No. 012086, which agreement is due to expire on or about December 10, 2010. As a result of these arrangements, Carrier requires flexibility with respect to the exclusivity obligations set forth in this Agreement, relating to Contractor’s exclusivity of this Agreement in Los Angeles and Tacoma (“Terminal Facility”). Thus, notwithstanding any other provision of this Agreement:
(1)
First, between December 10, 2010 and December 31, 2010 (the “First Option Date”) Carrier may move the TP1 Service to a different container terminal facility without terminating this Agreement (the “First Option”), provided that (i) Carrier has an FMC- filed and executed vessel sharing, space charter or similar agreement for its TP1 Service with an ocean common carrier which has a financial stake or existing, binding contractual commitment in a container facility in the port where the TP1 Service calls, and Contractor and such other carrier are unable to reach mutual agreement upon the terms and conditions pursuant to which Contractor is willing to provide marine terminal and stevedoring services to such other carrier, and (ii) Carrier has delivered written notice of its election to exercise the First Option to Contractor at least ninety (90) days prior to the First Option Date and (iii) such other carrier uses *.

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(2)
Second, in the event that Carrier has not otherwise exercised the First Option such that Carrier continues operations at the Terminal Facility after the First Option Date, Carrier may on December 31, 2012 (the “Second Option Date”) move the TP1 Service to a different container terminal facility without terminating this Agreement (the “Second Option”), provided that in any such event, (i) Carrier has an FMC-filed and executed vessel sharing, space charter or similar agreement for its TP1 Service with an ocean common carrier which has a financial stake or existing, binding contractual commitment in a container facility in the port where the TP1 Service calls, and Contractor and such other carrier are unable to reach mutual agreement upon the terms and conditions pursuant to which Contractor is willing to provide marine terminal and stevedoring services to such other carrier, and (ii) Carrier has delivered written notice of its election to exercise the Second Option to Contractor at least one hundred eighty (180) days prior to the Second Option Date and (iii) such other carrier uses *.

(3)
Third, Carrier may elect to postpone the exercise of the Second Option from December 31, 2012 to either December 31, 2013, or December 31, 2014, in Carrier’s discretion, provided that it gives written notice of such election to Contractor no later than the First Option Date.

(4)
In the event that Carrier exercises any of the options set forth in Section 2(g) (1)-(3) herein, Carrier and Contractor will agree upon a reasonable transition period for the orderly, efficient and smooth transfer of Carrier’s operations to another container terminal and terminal services provider.

(5)
Should Carrier exercise any of the options set forth in Section 2(g)(1)- (3) herein, the annual bonus payments set forth in Section 2(f) above shall be * for each year that the TP1 Service does not call at Contractor’s Terminal Facility through December 31, 2015 unless Carrier has similar regular liner service as it does on January 1, 2010 at Contractor’s Elizabeth, NJ Terminal.

(6)
Should Carrier meet the obligations set forth in Section 2(g)(1)-(3) herein due to such other carrier having a contractual obligation in a container facility in the port where the TP1 Service calls, the exclusivity obligations will be reinstated upon the date of expiry of the vessel sharing agreement, space charter agreement, or similar agreement with such other carrier.

8.	A new Section 2(h) is added to the Terminal Agreement as follows: “Contractor has the first right of refusal for stevedoring Carrier’s Vessels in North America at Common User facilities.”
9.	Add a new Section 2(i) to the Terminal Agreement, as follows:
“(i) Elizabeth, NJ
This Agreement applies to Jacksonville, FL, Houston, TX, Los Angeles, CA, Tacoma, WA and Elizabeth, NJ. However, Carrier may remove Elizabeth, NJ from the scope of this Agreement only if Carrier relocates to a terminal location identified as outside the State of New York or New Jersey Terminal Territory as defined in First Revised Exhibit A to this Agreement.

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Contractor will provide Carrier with discounted proposed rates per the attached rate schedule (Second Revised Appendix II-Elizabeth) effective as of January 1, 2010 if Carrier advises by June 21st, 2010 that it will continue to call Elizabeth, NJ weekly for the remainder of the term of this Agreement in 2010. If Carrier advises Contractor after June 21st, 2010 that Carrier will continue to call Elizabeth, NJ through the term of this Agreement, then the new rates per Second Revised Appendix II-Elizabeth will be effective on the first of the month following notification by Carrier. Carrier agrees to provide the Contractor with 28 days notice prior to moving vessel services from Elizabeth, N.J.
If Carrier leaves and re-enters the Exclusive Terminal Territory (State of New York or New Jersey) at any time during the term of this Agreement, or any extension thereof, Carrier will be obliged to call its vessels at Contractor’s Terminal in Elizabeth, NJ at the proposed discounted rates as per Second Revised Appendix II-Elizabeth and the agreed to performance standards.”
10.	Section 3(a) of the Terminal Agreement is deleted in its entirety and replaced with the following:
“This Agreement shall remain in effect from January 1, 2010 for a period of six consecutive years through December 31, 2015, and shall terminate effective on January 1, 2016 without any further notice required unless sooner terminated, or extended, pursuant to the provisions herein. Carrier has the right to extend the Agreement beyond December 31, 2015, for one additional period of two years beginning on January 1, 2016. If Carrier wishes to exercise this right to extend, it must do so by providing written notice to Contractor not less than one hundred eighty (180) days prior to December 31, 2015.
Upon mutual agreement, Carrier and Contractor may mutually agree to further extend the Agreement.”
11.	A new Section 3(c) is added to the Terminal Agreement, as follows:
“(c) Resolution and Correction of Performance Standard Shortfalls
(1)
If Contractor is unable to reach or regularly maintain gate turn times/berth/crane and productivity performance standards as set forth in Section 2.1.I.B. through 2.1.I.D. of Appendix I, as amended, of this Agreement, thereby adversely affecting Carrier, then both parties shall promptly meet to identify and resolve any issues. Carrier shall advise Contractor in writing of the failure of performance if meeting(s) at a local level did not result in resolution of the issues(s).

(2)
Despite the implementation of resolution procedures, if Contractor is unable to maintain the performance standards as stated in 3(c)(1) on a regular basis, through no fault of Carrier, then Contractor, at its cost, will employ commercially reasonable measures to correct such performance shortfalls.

(3)
If conditions which are the fault of Contractor become permanent and cannot be resolved by Contractor, then Carrier will have the right to terminate this Agreement for the Terminal(s) impacted by these performance standard shortfalls. Carrier must provide 90 days written notice after the resolution steps set forth above in Section 3(c)(1) and (2) above have been exhausted prior to terminating this Agreement for the Terminal(s) impacted”

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12.	A new Section 6(d) is added to the Terminal Agreement, as follows:
“6(d) Reefer Services: Operational Practices. Notwithstanding any other provision of this Agreement:
(1)	Genset Mounting and Dismounting
(i)
Jacksonville: Contractor will to the extent possible keep gensets mounted to the chassis, provided the Carrier coordinates mount/dismount genset activity in writing to the Contactor. Contractor will follow Carrier’s instructions to the extent feasible but there is no penalty if not matched.

(ii)
Los Angeles: Once Carrier has a dedicated genset and chassis fleet, Contractor will to the extent possible keep gensets mounted to the chassis, provided the Carrier coordinates mount/dismount genset activity in writing to the Contactor. Contractor will follow Carrier’s instructions to the extent feasible but there is no penalty if not matched.

(iii)
Jacksonville and Los Angeles: In order to match empty reefers coming off the vessel to an under-slung genset chassis, the mechanics plug the reefer into the genset. If Carrier advises Contractor which genset to string and subsequently requests the unit to be “unstring”, then Contractor will bill Carrier to perform this activity. Contractor will provide back up for the activity by supplying the genset number and container number. In Los Angeles this service can only be provided once the Carrier has a dedicated genset and chassis fleet.

(iv)	Jacksonville and Los Angeles: if a genset needs to be dismounted or serviced after receipt, then the drays, genset mount/dismount and grounding/mounting activities will be for Carrier’s account.
(v)
Houston and Tacoma: Currently the services in 6(d) (1) (i), (ii) and (iii) are not available however if conditions change, Carrier and Contractor will discuss instituting these services at these locations.

(2)	Pairing Reefers to Chassis with Gensets
(i)	Jacksonville: To the extent possible, and based on Carrier’s instructions, Contractor will pair reefers to chassis with gensets from the ship or from the ground and no penalty if not matched.
(ii)
Houston and Los Angeles: If there is a dedicated Carrier chassis and genset fleet then to the best possible extent Contractor will arrange for reefer street turns (empty reefers entering the facility from the street) to be received (gated in) without dismounting gensets. These units would then be provided for customer export bookings. If a genset needs to be dismounted or if a genset, chassis or container serviced after received, then the drays, genset mount/dismount and grounding/mounting activities will be for Carrier’s account.

(iii)	Carrier and Contractor will form a working team to review the process of pairing reefers to chassis with gensets in Los Angeles.

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13.	A new Section 6(e) is added to the Terminal Agreement, as follows:
“6(e) Chassis Flip Charges in Grounded Locations: Notwithstanding any other provision of this Agreement:
(1)	Chassis Flip Charges apply in Los Angeles (mainly a wheeled operation) and Jacksonville (a wheeled operation).
(2)	In Houston Contractor will not charge for flips of wheeled hazardous containers
(3)	Except as set forth in Section 6(e) (1) and (2) herein, chassis flip charges apply to chassis flip services performed by Contractor hereunder.
14.	A new Section 6(f) is added to the Terminal Agreement as follows:
“6(f) On Terminal Asset Management in 2011: Notwithstanding any other provision of this Agreement:
(1)
Contractor will work with Carrier in providing on Terminal asset management in 2011 as per sections 6(f) (2) through (5) below if Carrier changes to a dedicated fleet of chassis and gensets. If Carrier has a dedicated fleet of chassis and/or gensets, Carrier would then need to have visibility to any/all gate transactions involving chassis and genset equipment to include bare chassis gate movements. Carrier will be required to provide Contractor with a fleet file inclusive of a list of all Carrier chassis, containers and gensets.

(2)	On Terminal asset inventories: System inventories for Carrier chassis designated as the owner chassis/gensets will be available through on line reports.
(3)	Genset Inventories and Reconciliation: As requested by Carrier, Contractor can provide this on a man hour basis or at a mutually agreed to flat rate.
(4)	Chassis Inventories and Reconciliation: As requested by Carrier, Contractor can provide this on a man hour basis or at a mutually agreed to flat rate.
(5)
Contractor in conjunction with Carrier will define the process (i) to ensure loaded and empty containers are mounted on road-worthy chassis, and (ii) to identify and segregate deadlined chassis on the Terminal. This process will be included in the Working Procedures Manuals.

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15.	A new Section 6(g) is added to the Terminal Agreement as follows:
“6(g) Additional Terminal Specific Items. Notwithstanding any other provision of this Agreement:
(1)
Houston and Jacksonville: Contractor will assist Carrier with any claims to the Port Authority for Port Authority crane breakdowns. If the Port Authority reimburses or provides a payment to Contractor for the Port crane downtime then Contractor will remit these funds to Carrier.

(2)	Los Angeles:
(i)
Contractor will pre-mount * empty reefers and shift them to the pre-trip pad by the close of business of the shift following vessel discharge, if Carrier advises correct reefer types. Carrier will be charged per item no. 21 Premounting of Empties in the Second Revised Appendix II Rate Schedules. If Carrier does not advise correct reefer types and additional pre-mounts are required, any additional costs will be for Carrier’s account. This is in addition to the requirement to have * empty reefers positioned to the reefer pads daily.

(ii)
On or after December 11, 2010, if the Carrier expands its international service as an ocean common carrier service using the TP1 vessel string, Contractor will have a separate area in the yard for Carrier loads; And

(a)	Contractor will discharge * Carrier international cargo laden containers to wheels; and
(b)	Parties will discuss and implement the appropriate services required to support Carrier customer service level for the TP1 Service.
(3)	Tacoma: Carrier to utilize the pool of funds made available by the Port of Tacoma but will work with Contractor to prioritize the funds to consider investments in the Tacoma Terminal.
(4)	Contractor and Carrier will work together to improve processes. Working Procedures Manuals to be updated in each Terminal within 60 days of signing Amendment No. 3 to this Agreement.”
16.	Section 10(b), (g), and (h) of the Terminal Agreement are deleted and replaced with the following:
“(b) Contractor shall be liable for damage to or loss of cargo attributed to Contractor’s proportionate share of negligence that is proven; however, Contractor’s liability to Carrier or any cargo interests (i.e. third party or parties) shall be limited to the limitation in the Vessel’s Bill of Lading (as defined in Section I hereof) and in any event shall not exceed the cost of such amount(s) paid by Carrier. The Carrier agrees that it shall insert a Clause into the Vessel’s Bill of Lading by which all defenses, exceptions, limitations of liability and other rights of Carrier, shall be extended to Contractor subject to applicable laws failing which Carrier shall indemnify Contractor for any and all amounts or liabilities imposed upon Contractor in excess of what Contractor would have been responsible for if said clause had not been inserted.

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(g) Limitation of Liability: Carrier agrees to include Contractor as an express beneficiary of the limitation of liability provisions of all contracts of carriage (i.e. Vessel’s Bills of Lading) or contracts of affreightment, as evidenced by the Vessel’s Bill of Lading and/or passenger tickets, entered into by Carrier during the effective period of this Agreement and to extend to Contractor the coverage of the Carriage of Goods by Sea Act of the United States (“COGSA”) to the period of time prior to loading and subsequent to discharging while the cargo is in the custody of Carrier or its agents or other contractors, including Contractor. Regardless of any limitation of liability, even if no such limitation is specified in Carrier’s contracts of carriage (i.e. Vessel’s Bills of Lading), contracts of affreightment or otherwise, the maximum limitation amount for which Contractor shall be liable to Carrier or any third party shall not exceed the highest amount as calculated between (i) and (ii) below:
The Highest Of:
(i)	$1,000/package (a “package” being defined as including a unitized load, group or assemblage and shall include a, skid, pallet, cradle or the like)
(ii)	The limitation under the Hague-Visby Rules as amended at Brussels December 21, 1979 (S.D.R. Protocol).
(h) Contractor is relieved of all liability to Carrier for all claims for cargo loss, delay, damage or shortage of any nature or description unless a claim in writing has been made to Contractor, or suit is brought or an arbitration proceeding is initiated against Contactor, within one year after delivery of the goods or the date when the goods should have been delivered; or, if a claim has been timely made, but declined, suit or an arbitration proceeding is not brought within two years from the date of declination of the claim in whole or in part against Contractor. These time periods also include suits for indemnity by Carrier against Contractor for payments paid or faced, including subrogation claims, and no extension of time for suit by Carrier, its agents or assigns to any third party shall extend the time limitations set forth herein unless expressly agreed in writing by Contractor.”
17.	New Sections 10(o), (p), and (q) are added to the Terminal Agreement as follows:
“(o) Notwithstanding section (g) or any other language herein, Contractor reserves the right to reject any payment by Carrier to a third party (due to settlement, adjudication or otherwise) unless Carrier provides Contractor with prior notice of intent to make payment and receives pre-approval and consent from Contractor in writing. Contractor will use best efforts to respond to Carrier’s intent to make payment within 30 days of receiving all relevant supporting claim documentation.

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(p) In the event that the shipper shall declare the value of the goods in a particular instance, and such value shall be noted on the face of the bill of lading issued by Carrier to cover such goods, and shipper shall pay or promise to pay extra freight charges to induce Carrier to increase the limit of its liability to the declared amount, then, and in each such event, prior to the limit of Contractor’s liability being similarly increased, Carrier shall....
(i)
Notify Contractor, in advance and in writing of Carrier’s intention to reimburse Contractor for the cost of obtaining increased insurance to cover the additional risk imposed upon Contractor in such case; or

(ii)	Indemnify Contractor against any liability in excess of Contractor’s maximum limitation amount as described in (g) above.
(q) Claims of less than $300 in the aggregate arising from any one incident shall be resolved, in the event brought by a third party, by the party against whom such claim is asserted. Carrier and Contractor agree that they shall not assert claims against one another for amount less than $300 in the aggregate arising from any one incident.
18.	A new Section 12 (d) is added to the Terminal Agreement, as follows:
“Notwithstanding any other provision of this Agreement, if Carrier exercises its right to extend this Agreement for one additional period of two (2) years pursuant to Section 3(a) of this Agreement, beginning on January 1, 2016, all Base Lift Rates will increase by a one-time factor of *, and all other rates will remain unchanged except for escalations allowed by this Agreement. For avoidance of doubt the * increase to the base lift rate is in addition to escalations to the base lift rate allowed by this Agreement”
19.
Section 15(c) of the Terminal Agreement is deleted and replaced with the following: “Except for retroactive ILA or ILWU agreements and assessments: neither party shall be liable hereunder for charges if Contractor fails to bill for activity that occurred within six months from the date of the activity; neither party shall be required to return an overpayment to the other party if the party that overpaid fails to notify the other party within six months after the date of activity that resulted in such overpayment; and Carrier will not request a refund or dispute an invoice that has been paid that is older than six months.”

20.	A new Section 15(d) is added to the Terminal Agreement, as follows:

“If Carrier has a vessel sharing, space charter or similar agreement with respect to the TP1 vessel string, Contractor shall invoice vessel related terminal fees and expenses in accordance with the agreed split of such fees and expenses instructed by Carrier so long as such other carrier or carriers consent to such agreed split of fees and expenses in writing”.

21.
The Terminal Agreement’s Exhibit A is deleted and replaced in its entirety with the attached First Revised Exhibit A, which is made a part of this Amendment No. 3. All references to “Exhibit A” in the Terminal Agreement shall be changed to “First Revised Exhibit A”.

22.	Section 2.1.I. of Appendix I of the Terminal Agreement is revised by redesignating it as Section 2.1.I.A.

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23.	New Sections 2.1.I.B., 2.1.I.C., and 2.1.I.D. are added to Appendix I of the Terminal Agreement as follows:
“B. Berth/Crane/Productivity Guarantees: Notwithstanding any other provision of this Agreement:

(1)	Houston.	Berth:	Thursday 0700 to Friday 0600

		Cranes:	Crane Density * cranes Thursday 0700 to 1800, * cranes Thursday 1900 to Friday 0600. Crane density provided crane split/moves allows for * or * cranes and cutoff procedures adhered to.

		Productivity:	* moves per hour, average moves per hour per crane per vessel operation.
Productivity is measured from start of work to finish of work and Contractor shall only be required to meet this guarantee based on actual hours of work that excludes heavy lifts, meal (and other planned) breaks and detentions beyond the control of Contractor. Further vessel productivity targets bar any extraordinary operating conditions such as extreme weather, strike or slow down beyond the control of Contractor.

(2)	Jacksonville	Berth:	Tuesday and Friday 0700 to 1800

		Cranes:	* cranes provided crane split and move count allows for * cranes.

		Productivity:	* moves per hour, average moves per hour per crane per vessel operation.
Productivity is measured from start of work to finish of work and Contractor shall only be required to meet this guarantee based on actual hours of work that excludes heavy lifts, meal (and other planned ) breaks and detentions beyond the control of Contractor. Further vessel productivity targets bar any extraordinary operating conditions such as extreme weather, strike or slow down beyond the control of Contractor

(3)	Los Angeles	Berth:	Thursday 0800 to Saturday 0500 and Sunday 0800 to Monday 0500

		Cranes:	* cranes provided crane split and move count allows for * cranes Friday 0800 to Saturday 0500 and * crane Thursday 0800 to 1800.

From 2011, Contractor will provide * cranes on Thursday day or * crane Thursday second shift if change in inbound volumes requires the additional crane.

		Productivity:	Contractor will complete the vessel by Saturday 0500 and Monday 0500 provided that split/moves allows, cargo cut offs are defined and agreed to in updated Working

Procedures Manual and there were no circumstances beyond the control of Contractor which affected completion of vessel within the above pro forma window.

It is not the intent to work vessel on 2nd or 3rd shift Thursday.

Both teams to work together making shift ganging decisions that will not compromise Carrier’s vessel stow and customer service requirements nor will they impact the ability to stevedore an efficient and cost effective operation.

This section based on vessel capacities current as of January 1, 2010.

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(4)	Tacoma	Berth:	ALA 1 — Wednesday 0700 to Wednesday 2400 ALA 2 — Friday 0700 to Friday 2400 PEX — Sunday 0700 to Sunday 1800

		Cranes:	Sufficient cranes to complete vessel within pro forma window.

		Productivity:	Contractor will complete the vessels by Wednesday 2400 (2200 in winter months), and Friday 2400 (2200 in winter months) provided that split/moves allows for at least four crane split for 8 hours, cargo cut offs are defined and agreed to in updated Working Procedures Manual and there were no circumstances beyond the control of Contractor which affected completion of vessel within the above pro forma window. Contractor will complete PEX vessels by Sunday 1800.

Both teams to work together making shift ganging decisions that will not compromise Carrier’s vessel stow and customer service requirements nor will they impact the ability to stevedore an efficient and cost effective operation.

This section is based on the vessel capacities current as of January 1, 2010.

Additional Agreement:

Tuesday 1800 to Wednesday 0700 — Berth/Crane(s) will be made available if operationally feasible.

Thursday 1800 to Friday 0700 — Berth/Crane(s) will be made available if operationally feasible.

Contractor acknowledges that Carrier may have a summer service that may require a berth/crane(s) on Monday. Contractor will review request for summer service annually on 60 day notice from Carrier and use best efforts to provide cranes and berth required.

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C. Gate Turn Times: Notwithstanding any other provision of this Agreement:
(1)
Houston: Contractor to achieve an average gate turn time of * minutes for a single transaction and * minutes for a double transaction. Contractor will also strive to achieve lower gate turn times of * minutes for a single transaction and * minutes for a double transaction.

(2)
Jacksonville: Contractor to achieve an average gate turn time of * minutes for a single transaction and * minutes for a double transaction. Contractor will also strive to achieve lower gate turn times of * minutes for a single transaction and * minutes for a double transaction.

(3)
Los Angeles: Contractor to achieve an average gate turn time of * minutes for a single transaction and * minutes for a double transaction for both domestic and international cargo. Contractor will also strive to achieve lower gate turn times of * minutes for a single transaction and * minutes for a double transaction.

(i)	Contractor will provide flex gates on Friday 1st and 2nd shifts.
(ii)
When Carrier no longer uses the equipment of another carrier which is also a customer of Contractor—that is—when Carrier has its own separate and distinct equipment pool, Contractor will provide Carrier with a separate empty pile.

(iii)	Contractor will work with Carrier to take actionable steps to reduce gate turn times for Carrier which includes the international requirements.
(4)
Tacoma: Until such time as Contractor has another carrier on terminal, Contractor to achieve an average gate turn-time of * minutes for a single transaction and * minutes for a double transaction. If and when Contractor has another carrier on terminal, Contractor to achieve an average gate turn-time of * minutes for a single transaction and * minutes for a double transaction. Contractor will also strive to achieve lower gate turn times of * minutes for a single transaction and * minutes for a double transaction.

(5)	In all cases, the turn time is measured from gate pedestal to out gate and does not include trouble transactions or Carrier not having sufficient good order equipment available.
D. Gate Trouble Transaction: Both parties will cooperate to reduce the number and length of gate trouble transactions and to minimize any resultant cargo delays.

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24.	All references to “Appendix I” in the Terminal Agreement shall be changed to “Appendix I, as amended”.
25.
The Terminal Agreement’s Revised Appendix II is deleted and replaced in its entirety with the attached Second Revised Appendix II, which is made a part of this Amendment No. 3. All references to “Appendix II” and “Revised Appendix II” in the Terminal Agreement shall be changed to “Second Revised Appendix II”.

26.
Effective Date. The Rates in Second Revised Appendix II shall become effective as of January 1, 2010, except as provided in Section 9 above. All other terms set forth in this Amendment No. 3 shall become effective as of June 7, 2010.

27.
This Amendment No. 3 supersedes and replaces the terms and conditions of the Memorandum of Understanding among Horizon Lines, LLC, Horizon Lines of Alaska, LLC and APM Terminals North America, Inc. entered into as of January 27, 2010.

28.	No Other Modification. The Terminal Agreement is only modified as set forth herein and in all other respects remains in full force and effect.
29.	Governing Law. The validity, meaning and effect of this Amendment No. 3 shall be determined in accordance with the Applicable Law clause of the Terminal Agreement.
30.	Counterparts. This Amendment No. 3 may be executed in two counterparts, each of which shall be deemed an original, but all of which together shall be constitute one and the same instrument.

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IN WITNESS WHEREOF, this Amendment No. 3 has been executed below by the duly authorized representative of each party.

HORIZON LINES, LLC

By:	/s/ Robert Zuckerman

	Name:	Robert Zuckerman
	Its:	Vice President

HORIZON LINES OF ALASKA, LLC

By:	/s/ Robert Zuckerman

	Name:	Robert Zuckerman
	Its:	Vice President

APM TERMINALS NORTH AMERICA, INC.

By:	/s/ Martin Oppenheimer

	Name:	Martin Oppenheimer
	Its:	Director, Contracting and Pricing
[Signature Page to Amendment No. 3 to the Stevedoring and Terminal Services Agreement]

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FIRST REVISED EXHIBIT A

EXCLUSIVE TERMINALS

This First Revised Exhibit A is attached to and made a part of the

Stevedoring and Terminal Services Agreement,

Dated May 9th, 2004, as amended

Among Horizon Lines, LLC, Horizon Lines of Alaska, LLC and APM Terminals North America, Inc.

Location of Terminal	Terminal Territory

Port Elizabeth, New Jersey	State of New York or New Jersey

Jacksonville, Florida	Range from Jacksonville, Florida to Savannah, Georgia

Los Angeles, California	Southern California

Tacoma, Washington	State of Washington

Houston, Texas or successor terminal In Houston, Texas	State of Texas

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Horizon Lines
Terminal Services Rates at
APM Terminals — Jacksonville, FL

Rates Effective January 1, 2010 to September 30, 2010

1. A. Discharge or Load — Base Rate — per marine lift	$	*

B. Transshipment per move	$	*
C. Shifting Cell to Cell within the same hatch	$	*
D. Restowing container Cell to Dock to Cell	$	*
E. Overheight unit lifted with overheight spreader (no wires)	$	*	per lift
Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that all containers to be wheeled.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves will be invoiced to the carrier as per Item number 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.
Lifting Bundles of Flat Racks/Chassis —
A.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates
B.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

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C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.
A.    Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, and administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.
		$	* per loaded reefer

	B. Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge).	$	* Daily charge

First Calendar Day to receive a * discount from stated rate.

3.	Maintenance and Repair (M and R) Man Hour Rates

ST $ *	OT $ *	DT $ *	DOT $ *

Installing/Removing Gensets	— 30 minutes at the applicable M and R man hour rate plus $*
Fueling Gensets	— 12 minutes at the applicable M and R man hour rate
Stringing Gensets	— 12 minutes at the applicable M and R man hour rate

4. A. Standby / Guarantee per Gang per hour Straight Time
	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

B. Extra Labor / Heavy Lifts per Gang per hour Straight Time
	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

C. Detentions per Gang per hour Straight Time (See Appendix 1 “Detentions” for list of billable and non-billable detentions)
	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

5. Overtime Differentials per gang per hour

A. Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

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B. Double Time	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

C. Double Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

D. Double Double Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *
6.	Overtime Gate Charges — Extra labor plus equipment per Items 13 and 12 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday, Wednesday, and Thursday and 0700 to 1700 Tuesday and Friday. Holiday gates which are included in the base lift rate are stated on the attached schedule.

UMS reserves the right to change the standard gate hours if proforma or volume changes warrant it. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

Note: A flat fee of $ * will be charged for receiving containers between 1700 to 1900 hours on Friday.

7.	Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

8.	Mounting/Grounding —	Straight Time $ *
Overtime $ *

**	Subject to minimum labor guarantees
Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this item would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 13 and 12 below).
Carrier has option of paying on Extra labor plus equipment basis (Items 13 and 12 below) subject to minimum labor guarantees.
9.	Miscellaneous Parts for Roadability — Carrier to negotiate directly with M and R vendor. This is not applicable to Maersk owned chassis.

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10.	Maintenance — Carrier to handle directly with M and R vendor.

11.	Drayage
	Customs Vacis/Security/Government exams	Per Terminal Tariff
	Other drays within terminal	$ * one way
12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Bombcart	$ * per hour
- Container Crane	Per APM Terminals contract rate with Port Authority

13.	Extra Labor Rates	Straight Time	$ * Double Time	$ *
	Overtime	$ * Double Overtime	$ *

14.	Dockage and Wharfage	— Charged at APM Terminals contract rate with Port Authority.

15.	Line Handling	— Actual Man hours at Extra labor rates plus any man hour guarantees.
16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container. (Excludes demurrage)
17.	Terminal storage charges

— Storage of empty containers	$ * per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)

Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * of the Carrier’s previous year’s annual throughput.

18.	Demurrage —	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff in effect on October 15, 2006. Below is the table of rates from the terminal tariff.

Free time for export cargo is	* calendar days.
Free time for import cargo is	* business days for dry containers and * business days for temperature controlled containers.

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Demurrage Rates (per 20’/40’ container per calendar day or part thereof)

Inbound/Outbound/Transshipments

I)	One to Ten (1 — 10) Days (first period)

	Dry General Purpose containers/Non-operating Reefers	$	*

	Operating Reefers	$	*

	Flat Racks, Open Tops, and Special Equipment	$	*

	Tank Containers	$	*

II)	Eleventh Day and Above (second period)

	Dry General Purpose containers/Non-operating Reefers	$	*

	Operating Reefers	$	*

	Flat Racks, Open Tops, and Special Equipment	$	*

	Tank Containers	$	*
The only exception is that the Contractor shall grant Carrier * days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

19.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus *

20.	Bundling of Chassis/Flat Racks	$ * per chassis/flat plus materials

**	Subject to minimum labor guarantees
21.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container/chassis per day.

If container is able to be stacked in a normal manner and fits in one container slot then storage only applies. (Item 17 above)

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22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 13 and 12 above).

23.	Chassis Switching charge	Straight Time	$ *
		Overtime	$ *

To/From truckers equipment. From/To chassis.
	Switching of reefer containers from underslung genset chassis.	.

25.	Reefer Fuel will be charged based on the following formula:

The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.
Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

26.	Security Guard, on Overtime	$ * per hour

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Horizon Lines
Terminal Services Rates at
APM Terminals — Jacksonville, FL
Baseline Rates Schedule effective January 1, 2011 Rates to be adjusted Labor/CPI increases as per
Agreement Appendix V and VI
The rates in this Appendix effective on January 1, 2011 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to January 1, 2011 and Sections 6(b), 12(a), 12(b) and 12(c) as revised in Amendment 2 dated November 30, 2006.
For example, if the rate item no. 1A for Jacksonville in the Original Agreement CPI/Labor increases on October 1, 2010 by *, then the $ * baseline rate listed below shall be increased to $ *. The subsequent increases in the Original Agreement would also be applied to this rate through December 31, 2010. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1. A. Discharge or Load — Base Rate — per marine lift		$	*
i) Lift rate 1A will be discounted as follows:
Calendar years 2011 and 2012	$ * per lift discount
Calendar years 2013 through 2015	$ * per lift discount

B. Transshipment per move		$	*
C. Shifting Cell to Cell within the same hatch		$	*
D. Restowing container Cell to Dock to Cell		$	*
E. Overheight unit lifted with overheight spreader (no wires)		$	* per lift
Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is that all containers to be wheeled.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves will be invoiced to the carrier as per Item number 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

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Lifting Bundles of Flat Racks/Chassis —
D.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates
E.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates
ii.	Contract charge for bundling / unbundling
F.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.
A.     Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, and administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.
$ * per loaded reefer

	B. Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge).	$ * Daily charge

First Calendar Day to receive a * discount from stated rate.

3.	Maintenance and Repair (M and R) Man Hour Rates

ST $ *	OT $ *	DT $ *	DOT $ *

Installing/Removing Gensets	— 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	— 12 minutes at the applicable M and R man hour rate
Stringing Gensets	— 12 minutes at the applicable M and R man hour rate

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4. A. Standby / Guarantee per Gang per hour Straight Time

	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

B. Extra Labor / Heavy Lifts per Gang per hour Straight Time

	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

C. Detentions per Gang per hour Straight Time (See Appendix 1 “Detentions” for list of billable and non-billable detentions)

	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

5. Overtime Differentials per gang per hour

A. Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

B. Double Time	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

C. Double Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *

D. Double Double Overtime	One Gang	$ *
	Two Gangs	$ *
	Three Gangs	$ *
6.	Overtime Gate Charges — Extra labor plus equipment per Items 13 and 12 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday, Wednesday, and Thursday and 0700 to 1700 Tuesday and Friday. Holiday gates which are included in the base lift rate are stated on the attached schedule.

UMS reserves the right to change the standard gate hours if proforma or volume changes warrant it. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

Note: A flat fee of $ * will be charged for receiving containers between 1700 to 1900 hours on Friday.

7.	Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

8.	Mounting/Grounding —	Straight Time $ *
Overtime $ *

**	Subject to minimum labor guarantees

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Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this item would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 13 and 12 below).
Carrier has option of paying on Extra labor plus equipment basis (Items 13 and 12 below) subject to minimum labor guarantees.
9.	Miscellaneous Parts for Roadability — Carrier to negotiate directly with M and R vendor.

This is not applicable to Maersk owned chassis.

10.	Maintenance — Carrier to handle directly with M and R vendor.

11.	Drayage
	Customs Vacis/Security/Government exams	Per Terminal Tariff
	Other drays within terminal	$ * one way
12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Bombcart	$ * per hour
- Container Crane	Per APM Terminals contract rate with Port Authority

13.	Extra Labor Rates	Straight Time	$ * Double Time	$ *
	Overtime	$ * Double Overtime	$ *

14.	Dockage and Wharfage	— Charged at APM Terminals contract rate with Port Authority.

15.	Line Handling	— Actual Man hours at Extra labor rates plus any man hour guarantees.
16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * or allowed mounting/grounding and will be billed $ * per container. (Excludes demurrage)
17.	Terminal storage charges

— Storage of empty containers	$ * per unit per day

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Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)
Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * of the Carrier’s previous year’s annual throughput.

18.	Demurrage —	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff in effect on October 15, 2006. Below is the table of rates from the terminal tariff.

Free time for export cargo is	* calendar days.
Free time for import cargo is	* business days for dry containers and * business days for temperature controlled containers.

Demurrage Rates (per 20’/40’ container per calendar day or part thereof)

Inbound/Outbound/Transshipments

I)	One to Ten (1 — 10) Days (first period)

	Dry General Purpose containers/Non-operating Reefers	$	*

	Operating Reefers	$	*

	Flat Racks, Open Tops, and Special Equipment	$	*

	Tank Containers	$	*

II)	Eleventh Day and Above (second period)

	Dry General Purpose containers/Non-operating Reefers	$	*

	Operating Reefers	$	*

	Flat Racks, Open Tops, and Special Equipment	$	*

	Tank Containers	$	*

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The only exception is that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

19.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus *

20.	Bundling of Chassis/Flat Racks	$ * per chassis/flat plus materials

**	Subject to minimum labor guarantees
21.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container/chassis per day.

If container is able to be stacked in a normal manner and fits in one container slot then storage only applies. (Item 17 above)

22.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 13 and 12 above).

23.	Chassis Switching charge	Straight Time	$ *
		Overtime	$ *

To/From truckers equipment. From/To chassis. Switching of reefer containers from underslung genset chassis.

24.	Reefer Fuel will be charged based on the following formula:

The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.

Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

25.	Security Guard, on Overtime	$ * per hour

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Horizon Lines
Terminal Services Rates at
APM Terminals — Los Angeles, CA
Rates Effective January 1, 2010 to June 30, 2010

1.	A.	Discharge or Load — Base Rate — per marine lift	$ *

	B.	Transshipment per move	$ *
	C.	Shifting Cell to Cell within the same hatch	$ *
	D.	Restowing container Cell to Dock to Cell	$ *
	E.	Overheight unit lifted with overheight spreader (no wires)	$ * per lift
Rate includes first shift weekday stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a grounded operation with the exception of reefers, special hazardous and loaded tank containers.
Receiving and delivery gates will be in operation for first shift (0800 — 1700) and second shift (1800 — 0300) on weekdays excluding holidays. If the terminal operator chooses to open during the lunch period or open 0700 to 0800 hours weekdays, there will be no extra charge to the carrier. Friday second shift for wheeled operation only.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per Item 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.
APMT agrees to have * Horizon Lines Owned empty reefers and * Horizon Lines Owned 45’ empties wheeled on a daily basis A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement.
Lifting Bundles of Flat Racks/Chassis —
A.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates

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B.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling
C.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.	A.	Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.	$ * per loaded reefer

	B.	Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day)	$ * Daily charge

First Calendar Day to receive a * discount from stated rate.
3.	Maintenance and Repair (M and R) Man Hour Rates

1st Shift Straight Time	$ *	1st Shift Overtime	$ *
2nd Shift Straight Time	$ *	2nd Shift Overtime	$ *
3rd Shift Straight Time	$ *	3rd Shift Overtime	$ *

Installing or Removing Gensets	- 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate

Fuel for Gensets:	- covered in item no. 27

Stringing of Gensets	- 15 minutes at the applicable M and R man hour rate

4.	A.	Standby/Guarantee per Gang per hour
		Weekday, 1st Shift Straight Time	$ *

In addition, overtime differentials (Item 5) will apply based on period.

	B.	Extra Labor/Heavy Lifts per Gang per hour
		Weekday, 1st Shift Straight Time	$ *

In addition, overtime differentials (Item 5) will apply based on period.

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C.	Detentions per Gang per Hour
(See Appendix 1 “Detentions” for list of billable and non-billable detentions)
	Weekday, 1st Shift Straight Time	$ *

In addition, overtime differentials (Item 5) will apply based on period.
5.	Overtime Differentials per Gang per hour

Weekday, 2nd Shift	$ *	Weekend, 3rd Shift	$ *
Weekday, 3rd Shift	$ *	Holiday, 1st/2nd Shift Weekday	$ *
Weekend, 1st Shift	$ *	Holiday, 3rd Shift Weekday	$ *
Weekend, 2nd Shift	$ *
6.	Overtime Gate Charges — Extra labor plus equipment per Items 14 and 12 prorated between Carriers based on percentage of moves utilizing gate. Terminal to charge only when outside of First and Second shift on straight time workdays (i.e. Monday through Friday excluding Holidays). Holiday gates which are included in the base lift rate are stated on attached schedule. Flex gate on first and second shift Friday will be provided at no extra charge.

7.	Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

8.	Mounting/Grounding	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move

**	Subject to minimum labor guarantee
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers, etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee.
Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 14 and 12 below).

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9.	Miscellaneous Parts for Roadability — Carrier to handle directly with M and R vendor. This is not applicable to Maersk owned chassis.

10.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus *
11.	This item intentionally left blank.

12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Transtainer	$ * per hour
- Bombcart	$ * per hour
- Container Crane	$ * per hour

13.	Container lift on/lift off Rail Car at on dock rail facility	$ * per lift

14.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	$ *	Weekend, 1st Shift	$ *
Weekday, 2nd Shift	$ *	Weekend, 2nd Shift	$ *
Weekday, 3rd Shift	$ *	Weekend, 3rd Shift	$ *
15.	Line Handling — Carrier to handle payment directly with vendor.

16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container for receipt/delivery (Excludes demurrage).
17.	Terminal storage charges

— Storage of empty containers	$ * per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)
Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * empty containers.

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18.	Demurrage — Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.
The only exception is that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

19.	Custom Vacis/Security /USDA Exams/other government exams		Per Terminal Tariff

	Other drays within terminal premises not associated with throughput cycle.		$ * one way

20.	Bundling of Chassis/Flat Racks,	Weekday, 1st Shift	$ * per chassis/flat bundled plus materials

21.	Premounting of Empties	Weekday, 1st Shift	$ * per unit
		Weekday, 2nd Shift	$ * per unit
22.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.

If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 17) only applies.

23.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 14 and 12 above).

24.	Fuel Surcharge (as of January 2010) $ * per lift
Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.

25.	Chassis Switching charge	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move
To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis

**	Subject to minimum labor guarantees

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26.	Reefer Fuel will be charged based on the following formula

The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.

Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

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Horizon Lines
Terminal Services Rates at
APM Terminals — Los Angeles, CA
Baseline Rates Schedule effective January 1, 2011 Rates to be adjusted Labor/CPI increases as per
Agreement Appendix V and VI
The rates in this Appendix effective on January 1, 2011 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to January 1, 2011 and Sections 12(a), 12(b) and 12(c) as revised in Amendment 2 dated November 30, 2006.
For example, if the rate item no. 1A for Los Angeles in the Original Agreement CPI/Labor increases on July 1, 2010 by *, then the $ * baseline rate listed below shall be increased to $ *. The subsequent increases in the Original Agreement would also be applied to this rate through December 31, 2010. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement

1. A.	Discharge or Load — Base Rate — per marine lift up to * lifts per calendar year	$	*
	* lifts and above per calendar year	$	*
The first * lifts rate is $ * and lifts above * rate is $ *

B.	Transshipment per move	$	*
C.	Shifting Cell to Cell within the same hatch	$	*
D.	Restowing container Cell to Dock to Cell	$	*
E.	Overheight unit lifted with overheight spreader (no wires)	$	*	per lift
Rate includes first and second shift seven days a week (holidays excluded) stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a grounded operation with the exception of reefers, special hazardous and loaded tank containers.
Receiving and delivery gates will be in operation for first shift (0800 — 1700) and second shift (1800 — 0300) on weekdays excluding holidays. If the terminal operator chooses to open during the lunch period or open 0700 to 0800 hours weekdays, there will be no extra charge to the carrier. Friday second shift for wheeled operation only.

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Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per Item 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.
APMT agrees to have * Horizon Lines Owned empty reefers and * Horizon Lines Owned 45’ empties wheeled on a daily basis A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement.
Lifting Bundles of Flat Racks/Chassis -
G.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates
H.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling
iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling
I.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2. A.
Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.
$ * per loaded reefer

B.	Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day)	$ * Daily charge

First Calendar Day to receive a * discount from stated rate.

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3.	Maintenance and Repair (M and R) Man Hour Rates
	1st Shift Straight Time	$ *	1st Shift Overtime	$ *
	2nd Shift Straight Time	$ *	2nd Shift Overtime	$ *
	3rd Shift Straight Time	$ *	3rd Shift Overtime	$ *

Installing or Removing Gensets	- 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate

Fuel for Gensets:	- covered under item no. 27

Stringing of Gensets	- 15 minutes at the applicable M and R man hour rate

4. A.	Standby/Guarantee per Gang per hour
Weekday, 1st Shift Straight Time		$ *
In addition, overtime differentials (Item 5) will apply based on period.

B.	Extra Labor/Heavy Lifts per Gang per hour
Weekday, 1st Shift Straight Time		$	*
In addition, overtime differentials (Item 5) will apply based on period.

C.	Detentions per Gang per Hour (See Appendix 1 “Detentions” for list of billable and non-billable detentions)
Weekday, 1st Shift Straight Time		$	*
In addition, overtime differentials (Item 5) will apply based on period.

5.	Overtime Differentials per Gang per hour
	Weekday, 2nd Shift	$ *	Weekend, 3rd Shift	$	*
	Weekday, 3rd Shift	$ *	Holiday, 1st/2nd Shift Weekday	$	*
	Weekend, 1st Shift	$ *	Holiday, 3rd Shift Weekday	$	*
	Weekend, 2nd Shift	$ *
6.	Overtime Gate Charges — Extra labor plus equipment per Items 14 and 12 prorated between Carriers based on percentage of moves utilizing gate. Terminal to charge only when outside of First and Second shift on straight time workdays (i.e. Monday through Friday excluding Holidays). Holiday gates which are included in the base lift rate are stated on attached schedule. Flex gate on first and second shift Friday will be provided at no extra charge.

7.	Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

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8.	Mounting/Grounding	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move

**	Subject to minimum labor guarantee
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers, etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee.
Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 14 and 12 below).
9.	Miscellaneous Parts for Roadability — Carrier to handle directly with M and R vendor. This is not applicable to Maersk owned chassis.

10.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus * percent
11.	This item intentionally left blank.
12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader - Yard Hustler - Empty Handler - Transtainer - Bombcart - Container Crane	$ * per hour $ * per hour $ * per hour $ * per hour $ * per hour $ * per hour

13.	Container lift on/lift off Rail Car at on dock rail facility	$ * per lift

14.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	$ *	Weekend, 1st Shift	$ *
Weekday, 2nd Shift	$ *	Weekend, 2nd Shift	$ *
Weekday, 3rd Shift	$ *	Weekend, 3rd Shift	$ *

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15.	Line Handling — Carrier to handle payment directly with vendor.
16.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container for receipt/delivery (Excludes demurrage).

17.	Terminal storage chargesc — Storage of empty containers	$	*	per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)
Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * empty containers.
18.	Demurrage — Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff.
The only exception is that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

19.	Custom Vacis/Security /USDA Exams/other government exams	Per Terminal Tariff

	Other drays within terminal premises not associated with throughput cycle.	$	*	one way

20.	Bundling of Chassis/Flat Racks, Weekday, 1st Shift	$	*	per chassis/flat bundled plus materials

21.	Premounting of Empties Weekday, 1st Shift	$	*	per unit
	Weekday, 2nd Shift	$	*	per unit
22.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.
If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 17) only applies.
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23.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 14 and 12 above).

24.
Fuel Surcharge as of January 2010
Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.
			$	*	per lift

25.	Chassis Switching charge	Weekday, 1st Shift	$	*	per move
		Weekday, 2nd Shift	$	*	per move
		Weekday, 3rd Shift	$	*	per move
		Weekend, 1st/2nd Shift	$	*	per move
		Weekend, 3rd Shift	$	*	per move
To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis

**	Subject to minimum labor guarantees
26.	Reefer Fuel will be charged based on the following formula The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.
Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp
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Horizon Lines
Terminal Services Rates at
APM Terminals – Tacoma, WA
Rates Effective January 1, 2010 to June 30, 2010

1. A.	Discharge or Load – Base Rate – per marine lift	$ *

B.	Transshipment per move	$ *
C.	Shifting Cell to Cell within the same hatch	$ *
D.	Restowing container Cell to Dock to Cell	$ *
E.	Overheight unit lifted with overheight spreader (no wires)	$ * per lift
Rate includes first shift weekdays stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate and load/empty cycle to/from vessel including tir preparation.
Current standard operational procedure is for imports/exports to be wheeled. Also, APMT agrees to have * Horizon Lines Owned empties wheeled on a daily basis, which includes * empties in good order, * wheeled empties for M & R and, if available, * Maersk empties provided containers required by Horizon customers and no additional mounting team is required, with a maximum daily allowance of * empties on terminal. A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement. At which time increase in volume at the facility restricts space for a wheeled operation, imports/exports will be grounded and/or wheeled empties will be restricted. At least 90 days prior to any change of handling wheeled containers APMT will discuss options with Horizon Lines and mutually agree on a workable solution and associated costs.
Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or to open from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per Item 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

*	Specifically,
Drivers receiving/delivering empties must be processed by * hours.
Drivers receiving /delivering live reefers must be processed by * hours.
Drivers receiving import loads must be processed by * hours.
Drivers delivering wheeled export loads (except live reefers) must be processed by *.

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Second shift gates Wednesday and Fridays:
Drivers receiving/delivering empties must be processed by * hours.
Lifting Bundles of Flat Racks/Chassis —
J.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge

b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates
K.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling
L.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2. A.	Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.	$ * per loaded reefer

B.	Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	$ * Daily charge
First Calendar Day to receive a * discount from stated rate.

3.	Maintenance and Repair (M and R) Man Hour Rates
	1st Shift Straight Time	$ *	1st Shift Overtime	$ *
	2nd Shift Straight Time	$ *	2nd Shift Overtime	$ *
	3rd Shift Straight Time	$ *	3rd Shift Overtime	$ *

Installing or Removing Gensets	- 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate
Stringing of Gensets	- 15 minutes at the applicable M and R man hour rate

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4. A.	Standby/Guarantee per Gang per hour
Weekday, 1st Shift Straight Time		$ *
In addition, overtime differentials (Item 5) will apply based on period.

B.	Extra Labor/Heavy Lifts per Gang per hour
Weekday, 1st Shift Straight Time		$ *
In addition, overtime differentials (Item 5) will apply based on period.

C.	Detentions per Gang per Hour
(See Appendix 1 “Detentions” for list of billable and non-billable detentions)
Weekday, 1st Shift Straight Time		$ *
In addition, overtime differentials (Item 5) will apply based on period.

5.	Overtime Differentials per gang per hour
	Weekday, 2nd Shift	$ *	Weekend, 3rd Shift	$ *
	Weekday, 3rd Shift	$ *	Holiday, 1st/2nd Shift Weekday	$ *
	Weekend, 1st Shift	$ *	Holiday, 3rd Shift Weekday	$ *
	Weekend, 2nd Shift	$ *
6.	Overtime Gate Charges – Extra labor plus equipment per Items 13 and 12 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday through Friday on straight time workdays. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILWU holidays. Holiday gates which are included in the base lift rate are stated on attached schedule.

A flat rate will apply for second shift gate on Tuesday or Thursday of $ * per shift, and a flat rate on Wednesday or Friday of $ * per shift. If Horizon Lines wishes to remain open from 1700 -1800 any night this cost will be absorbed by Horizon Lines.

A flat rate of $ * will be charged for 1st /2nd shift gate on Saturdays. This was increased in August 2008.

7.	Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

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8.	Mounting/Grounding	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move

**	Subject to minimum labor guarantees
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers, etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 13 and 12 below).

Mounting/Grounding charges do not apply to the switch out of insulated containers occurring two times per year however drayage charges do apply.

9.	Miscellaneous Parts for Roadability — Carrier to handle directly with M and R vendor. This is not applicable to Maersk owned chassis.

10.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus * percent

11.	Maintenance – Carrier to handle directly with M and R vendor.

12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

	- Top Loader	$ * per hour
	- Yard Hustler	$ * per hour
	- Empty Handler	$ * per hour
	- Transtainer	$ * per hour
	- Bombcart	$ * per hour
	- Container Crane	$ * per hour

13.	Extra Labor Rates per man hour subject to minimum guarantees

	Weekday, 1st Shift	$ *	Weekend, 1st Shift	$ *
	Weekday, 2nd Shift	$ *	Weekend, 2nd Shift	$ *
	Weekday, 3rd Shift	$ *	Weekend, 3rd Shift	$ *

14.	Line Handling – Carrier to make payment directly to vendor.

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15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container for receipt/delivery (Excludes demurrage).

16.	Terminal storage charges

	— Storage of empty containers	$ * per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free days = Lifts x * x Days in Period)
In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.
Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * empty containers.
Empties at off dock will not be included in storage days. Empties at off dock will be charged the lease rate plus the storm sewer rate plus the lease hold tax for the portion of property utilized. Utilization is determined by dividing the number of containers actually stored on facility by *.
(i.e. If there were * containers on facility that would equal billing of *. Subject to continued port agreement).
17.	Demurrage – Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff.

	Charge per Day for the		Charge per Day for Each
	1st Five Days or		Additional Day Over
	Fraction Thereof		Five Days or Fraction Thereof
Inbound
Up to 20 ft	$	*	$	*
Over 20 ft to 40 ft	$	*	$	*
Over 40 ft	$	*	$	*

Outbound
20 ft	$	*	$	*
Over 20 ft to 40 ft	$	*	$	*
Over 40 ft	$	*	$	*

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Free time for import and export cargo is * business days for dry containers and * business days for temperature controlled containers.
The only free time exceptions are that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

18.	Customs Vacis/Security/USDA Exams/Other government exams	Per Terminal Tariff

	Other drays within terminal premises not associated with throughput cycle.	$ * one way

	Dray charge to empty annex lot for seasonal equipment change	$ * per container

19.	Bundling of Chassis/Flat Racks, Weekday, 1st Shift	$ * per chassis/flat bundled plus materials
20.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.
If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 16) only applies.
21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 13 and 12 above).

22.	Fuel Surcharge as of January 2010	$ * per lift
Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.

23.	Chassis Switching charge	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move

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To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis

**	Subject to minimum labor guarantees
24.	Reefer Fuel will be charged based on the following formula:

The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.
Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

25.	Security Guard man hour rates when requested by Horizon	$ * per man hour
26.	A copy of the Interim Local Agreement for CY Empty Storage is attached hereto and made a part of the Second Revised Appendix II relating to Tacoma.

Horizon Lines Initials TC

Second Revised Appendix II	APMT Initials MO

Interim Local Agreement for CY Empty Storage
Background
In the current economic environment, APM Terminal s strives to find efficiencies and cost savings opportunities for our customers. Recently, the Port of Tacoma has notified APM Terminals that they will be ending the month to month leasing opportunity of the 10 Acre Dirt Annex. APM Terminals would like to offer CY storage in place of the dirt lot annex to Horizon Lines. This opportunity will allow Horizon Lines to save on ancillary charges associated with the movement of equipment to and from the Dirt Lot Annex. Collectively, we can use the current conditions to provide better service and a lower cost base with the intent that both companies benefit.
Both parties understand that this is an interim agreement that could be cancelled at any time by APM Terminals due to changes in customer base, available CY acreage, or other requirements. If the Interim agreement is cancelled, charges and fees would revert to the Terminal Service Agreement.
There is a chance that APMT would not be able to regain access to the “dirt lot”, or there could be a long notice period to regain such access. This could cause Horizon Lines to relocate excess empties to an off dock facility if/when APMT were to cancel this Interim Local Agreement. APT Terminals would give Horizon Lines a minimum of 45 days notice before cancelling the agreement.
This interim agreement will go into effect March 1, 2009.
Scope
1.	APMT will no longer move Horizon Lines equipment to the dirt lot, but rather, the equipment would be stored in the APM Terminals CY.

2.	The daily CY storage empty cap will be * empties. A flat rate will be charged for the storage of empties at $ * per month when at or below * empties.

3.	APM Terminals will notify Horizon Lines when the storage of empty containers exceeds the cap of * empties. Horizon Lines will be required to present APM Terminals with an empty evacuation plan to reduce to number of empties below the cap within a fourteen (14) day period from the time of notification. The movement of empties (inside the terminal) associated with reducing the CY storage count will be charged as the mounting and grounding rate under section 8 of the Terminal Services Agreement. Other related charges would be for Horizon Lines account.

Horizon Lines	APM Terminals Pacific Ltd.

/s/ Chris Novosad	/s/ Jonathan R. Goldmer

Signature	Signature

Chris Novosad	Jonathan R. Goldmer

Name	Name

9/23/09	9/23/09

Date	Date

Horizon Lines Initials TC

Second Revised Appendix II	APMT Initials MO

Horizon Lines
Terminal Services Rates at
APM Terminals — Tacoma, WA
Baseline Rates Schedule effective January 1, 2011 Rates to be adjusted Labor/CPI increases as per Contract Appendix V and VI
The rates in this Appendix effective on January 1, 2011 shall be the numbers listed below, provided however that such numbers are only baseline numbers and each shall be increased by the amount of the increases as described in Sections 6(b), 12(a), 12(b) and 12(c) of the Terminal Agreement dated as of May 9, 2004 (the “Original Agreement”) during the time period prior to January 1, 2011 and Sections 12(a), 12(b) and 12(c) as revised in Amendment 2 dated November 30, 2006.
For example, if the rate item no. 1A for Tacoma in the Original Agreement CPI/Labor increases on July 1, 2010 by *, then the $ * baseline rate listed below shall be increased to $ *. The subsequent increases in the Original Agreement would also be applied to this rate through December 31, 2010. All rates in the below schedule would be adjusted in a similar manner based on their percentage increase in the Original Agreement.

1.	A. Discharge or Load — Base Rate — per marine lift	$ *

	B. Transshipment per move	$ *
	C. Shifting Cell to Cell within the same hatch	$ *
	D. Restowing container Cell to Dock to Cell	$ *
	E. Overheight unit lifted with overheight spreader (no wires)	$ *	per lift
Rate includes first and second shifts seven days a week (excluding holidays) stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, wharfage, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection at gate and load/empty cycle to/from vessel including tir preparation.
Current standard operational procedure is for imports/exports to be wheeled. Also, APMT agrees to have * Horizon Lines Owned empties wheeled on a daily basis, which includes * empties in good order, * wheeled empties for M & R and, if available, * Maersk empties provided containers required by Horizon customers and no additional mounting team is required, with a maximum daily allowance of * empties on terminal. A communication plan from Horizon Lines will be agreed to by APMT and direct the daily execution of such agreement. At which time increase in volume at the facility restricts space for a wheeled operation, imports/exports will be grounded and/or wheeled empties will be restricted. At least 90 days prior to any change of handling wheeled containers APMT will discuss options with Horizon Lines and mutually agree on a workable solution and associated costs.
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Second Revised Appendix II	APMT Initials _MO___

Receiving and delivery gates will be in operation from 0800 to 1200 and from 1300 to 1700* on straight time workdays. If the terminal operator chooses to open during the lunch period or to open from 0700 to 0800 hours weekdays, there will be no extra charge to the carrier.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per Item 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.

*	Specifically,
Drivers receiving/delivering empties must be processed by * hours.
Drivers receiving /delivering live reefers must be processed by * hours.
Drivers receiving import loads must be processed by * hours.
Drivers delivering wheeled export loads (except live reefers) must be processed by *.
Second shift gates Wednesday and Fridays:
Drivers receiving/delivering empties must be processed by * hours.
Lifting Bundles of Flat Racks/Chassis -
M.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates
N.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling
O.	If the contractor locks (or unlocks) and secures empty flatracks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flats are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.	A.	Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.	$ * per loaded reefer
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Second Revised Appendix II	APMT Initials _MO___

B.	Daily Reefer monitoring and electric charges per calendar day or	$ * Daily charge
portion thereof (minimum one day charge)

First Calendar Day to receive a * discount from stated rate.
3.	Maintenance and Repair (M and R) Man Hour Rates

1st Shift Straight Time	$ *	1st Shift Overtime	$ *
2nd Shift Straight Time	$ *	2nd Shift Overtime	$ *
3rd Shift Straight Time	$ *	3rd Shift Overtime	$ *

Installing or Removing Gensets	- 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate
Stringing of Gensets	- 15 minutes at the applicable M and R man hour rate
4.	A. Standby/Guarantee per Gang per hour

Weekday, 1st Shift Straight Time	$ *
In addition, overtime differentials (Item 5) will apply based on period.
B.	Extra Labor/Heavy Lifts per Gang per hour

Weekday, 1st Shift Straight Time	$ *
In addition, overtime differentials (Item 5) will apply based on period.
C.	Detentions per Gang per Hour (See Appendix 1 “Detentions” for list of billable and non-billable detentions)

Weekday, 1st Shift Straight Time	$ *
In addition, overtime differentials (Item 5) will apply based on period.
5.	Overtime Differentials per gang per hour

Weekday, 2nd Shift	$ *	Weekend, 3rd Shift	$ *
Weekday, 3rd Shift	$ *	Holiday, 1st/2nd Shift Weekday	$ *
Weekend, 1st Shift	$ *	Holiday, 3rd Shift Weekday	$ *
Weekend, 2nd Shift	$ *
6.	Overtime Gate Charges — Extra labor plus equipment per Items 13 and 12 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0800 to 1700 Monday through Friday on straight time workdays. If the terminal operator chooses to open during the lunch period or operate flex gates there will be no extra charge to the carrier. Overtime gate charges also apply to ILWU holidays. Holiday gates which are included in the base lift rate are stated on attached schedule.
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Second Revised Appendix II	APMT Initials _MO___

A flat rate will apply for second shift gate on Tuesday or Thursday of $ * per shift, and a flat rate on Wednesday or Friday of $ * per shift. If Horizon Lines wishes to remain open from 1700 -1800 any night this cost will be absorbed by Horizon Lines.

A flat rate of $ * will be charged for 1st /2nd shift gate on Saturdays. This was increased in August 2008.

7.	Extra Gate Moves (exceeding the * gate moves included per	$ * per move
vessel lift). Billing to be done on a calendar month basis.

8.	Mounting/Grounding	Weekday, 1st Shift	$ * per move
		Weekday, 2nd Shift	$ * per move
		Weekday, 3rd Shift	$ * per move
		Weekend, 1st/2nd Shift	$ * per move
		Weekend, 3rd Shift	$ * per move

**	Subject to minimum labor guarantees
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers, etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.

In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 13 and 12 below).

Mounting/Grounding charges do not apply to the switch out of insulated containers occurring two times per year however drayage charges do apply.

9.	Miscellaneous Parts for Roadability — Carrier to handle directly with M and R vendor. This is not applicable to Maersk owned chassis.

10.	Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus materials at cost plus * percent
11.	Maintenance — Carrier to handle directly with M and R vendor.
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Second Revised Appendix II	APMT Initials _MO___

12.	Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Transtainer	$ * per hour
- Bombcart	$ * per hour
- Container Crane	$ * per hour
13.	Extra Labor Rates per man hour subject to minimum guarantees

Weekday, 1st Shift	$ *	Weekend, 1st Shift	$ *
Weekday, 2nd Shift	$ *	Weekend, 2nd Shift	$ *
Weekday, 3rd Shift	$ *	Weekend, 3rd Shift	$ *
14.	Line Handling — Carrier to make payment directly to vendor.
15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container for receipt/delivery (Excludes demurrage).
16.	Terminal storage charges

— Storage of empty containers	$ * per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free days = Lifts x * x Days in Period)
In any event when terminal notifies carrier of excess empties on terminal, carrier will provide an evacuation plan to reduce empties to an acceptable level within the following 14 days.
Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * empty containers.
Empties at off dock will not be included in storage days. Empties at off dock will be charged the lease rate plus the storm sewer rate plus the lease hold tax for the portion of property utilized. Utilization is determined by dividing the number of containers actually stored on facility by *.
(i.e. If there were * containers on facility that would equal billing of *. Subject to continued port agreement).
17. Demurrage —	Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff.

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Second Revised Appendix II	APMT Initials __MO_____

Charge per Day for the
	1st Five Days or		Charge per Day for Each Additional Day Over
	Fraction Thereof		Five Days or Fraction Thereof
Inbound
Up to 20 ft	$	*	$	*
Over 20 ft to 40 ft	$	*	$	*
Over 40 ft	$	*	$	*

Outbound
20 ft	$	*	$	*
Over 20 ft to 40 ft	$	*	$	*
Over 40 ft	$	*	$	*
Free time for import and export cargo is * business days for dry containers and * business days for temperature controlled containers.
The only free time exceptions are that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

18.	Customs Vacis/Security/USDA Exams/Other government exams	Per Terminal Tariff

	Other drays within terminal premises not associated with throughput cycle.	$ * one way

	Dray charge to empty annex lot for seasonal equipment change	$ * per container

19.	Bundling of Chassis/Flat Racks, Weekday, 1st Shift	$ * per chassis/flat bundled plus materials
20.	Out of service equipment (containers and chassis) remaining on terminal in excess of 30 calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.
If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 16) only applies.

Horizon Lines Initials __TC_____

Second Revised Appendix II	APMT Initials __MO_____

21.  Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 13 and 12 above).

22. Fuel Surcharge as of January 2010	$ * per lift

Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.

23. Chassis Switching charge	Weekday, 1st Shift	$ * per move
	Weekday, 2nd Shift	$ * per move
	Weekday, 3rd Shift	$ * per move
	Weekend, 1st/2nd Shift	$ * per move
	Weekend, 3rd Shift	$ * per move

To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis

**	Subject to minimum labor guarantees

24. Reefer Fuel will be charged based on the following formula:

The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.

Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

25. Security Guard man hour rates when requested by Horizon hour	$ * per man

26. A copy of the Interim Local Agreement for CY Empty Storage is attached hereto and made a part of the Second Revised Appendix II relating to Tacoma
Horizon Lines Initials _TC___

Second Revised Appendix II	APMT Initials _MO___

Interim Local Agreement for CY Empty Storage
Background
In the current economic environment, APM Terminal s strives to find efficiencies and cost savings opportunities for our customers. Recently, the Port of Tacoma has notified APM Terminals that they will be ending the month to month leasing opportunity of the 10 Acre Dirt Annex. APM Terminals would like to offer CY storage in place of the dirt lot annex to Horizon Lines. This opportunity will allow Horizon Lines to save on ancillary charges associated with the movement of equipment to and from the Dirt Lot Annex. Collectively, we can use the current conditions to provide better service and a lower cost base with the intent that both companies benefit.
Both parties understand that this is an interim agreement that could be cancelled at any time by APM Terminals due to changes in customer base, available CY acreage, or other requirements. If the Interim agreement is cancelled, charges and fees would revert to the Terminal Service Agreement.
There is a chance that APMT would not be able to regain access to the “dirt lot”, or there could be a long notice period to regain such access. This could cause Horizon Lines to relocate excess empties to an off dock facility if/when APMT were to cancel this Interim Local Agreement. APT Terminals would give Horizon Lines a minimum of 45 days notice before cancelling the agreement.
This interim agreement will go into effect March 1, 2009.
Scope
1.	APMT will no longer move Horizon Lines equipment to the dirt lot, but rather, the equipment would be stored in the APM Terminals CY.
2.	The daily CY storage empty cap will be * empties. A flat rate will be charged for the storage of empties at $ * per month when at or below * empties.
3.	APM Terminals will notify Horizon Lines when the storage of empty containers exceeds the cap of * empties. Horizon Lines will be required to present APM Terminals with an empty evacuation plan to reduce to number of empties below the cap within a fourteen (14) day period from the time of notification. The movement of empties (inside the terminal) associated with reducing the CY storage count will be charged as the mounting and grounding rate under section 8 of the Terminal Services Agreement. Other related charges would be for Horizon Lines account.

Horizon Lines	APM Terminals Pacific Ltd.

/s/ Chris Novosad Signature	/s/ Jonathan R. Goldmer Signature

Chris Novosad Name	Jonathan R. Goldmer Name

9/23/09 Date	9/23/09 Date
Horizon Lines Initials _TC___

Second Revised Appendix II	APMT Initials _MO___

Horizon Lines
Terminal Services Rates at
APM Terminals — Houston, TX
Rates Effective January 1, 2010 to September 30, 2010

1. A. Discharge or Load — Base Rate — per marine lift	$ *

B. Transshipment per move	$ *

C. Shifting Cell to Cell within the same hatch	$ *

D. Restowing container Cell to Dock to Cell	$ *

E. Overheight unit lifted with overheight spreader (no wires)	$ * per lift
Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, dockage, clerking and checking during vessel operations, weighing of export containers, wharfage, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Standard operational procedure is a grounded operation with the exception of reefers, special hazardous and loaded tank containers.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves will be invoiced to the carrier as per Item number 6 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.
Lifting Bundles of Flat Racks/Chassis —
A.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates plus mounting or grounding charge
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Second Revised Appendix II	APMT Initials _MO___

B.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

iii.	Mounting or grounding charge for each chassis or flat
C.	If the contractor locks (or unlocks) and secures empty flat racks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flat racks are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.  A.  Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.

$ * per loaded reefer

B. Daily Reefer monitoring and electric charges per calendar day or	$ * Daily charge
portion thereof (minimum one day charge)

First Calendar Day to receive a * discount from stated rate

3. See Item 9 for Maintenance and Repair (M and R) Man Hour Rates.

Installing or Removing Gensets	— 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	— 12 minutes at the applicable M and R man hour rate
Reefer Data Download	— $ * per reefer
Stringing Gensets	— 15 minutes at the applicable M and R man hour rate
4.    A.  Standby / Guarantee per Gang per hour Straight Time

One Gang Barge	$ *
One Gang Vessel	$ *
Two Gang Vessel	$ *
Three Gang Vessel **	$ *
B.  Extra Labor/Heavy Lifts per Gang per hour Straight Time

One Gang Barge	$ *
One Gang Vessel	$ *
Two Gang Vessel	$ *
Three Gang Vessel **	$ *
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Second Revised Appendix II	APMT Initials _MO___

C. Detentions per Gang per Hour Straight Time
(See Appendix 1 “Detentions” for list of billable and non-billable detentions)

One Gang Barge	$ *
One Gang Vessel	$ *
Two Gang Vessel	$ *
Three Gang Vessel **	$ *

**	for 4A, 4B, and 4C the three gang rate will be effective from the first vessel after Amendment No. 3 signed. In addition if gangs are hire for less than 8 hours Horizon Lines will cover labor with 8 hour guarantees.

5. Overtime Differentials per gang per hour
A. Overtime	One Gang Barge	$ *
	One Gang Vessel	$ *
	Two Gangs Vessel	$ *
	Three Gang Vessel **	$ *

B. Double Time	One Gang Barge	$ *
	One Gang Vessel	$ *
	Two Gangs Vessel	$ *
	Three Gang Vessel **	$ *

**	for 5A and 5B the three gang rate will be effective from the first vessel after Amendment No. 3 signed. In addition if gangs are hire for less than 8 hours Horizon Lines will cover labor with 8 hour guarantees

6. Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

7. Mounting/Grounding — activity not included in base rate	Straight Time $	*
	Overtime $	*

**	Subject to minimum labor guarantees
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers, etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting /grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 13 and 11 below).
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Second Revised Appendix II	APMT Initials _MO___

8. Miscellaneous Parts for Roadability — cost plus *. This is not applicable to Maersk owned chassis.

9. Maintenance — Day Shift	ST $ *	OT $ *	DT $ *

10. Drayage
To or From on Terminal Rail	$ * one way
USDA Dray	$ * one way
US Customs or others dray within terminal	$ * one way
Customs Vacis/Security exams	Per Terminal Tariff

11. Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Transtainer	$ * per hour
- Bombcart	$ * per hour
- Container Crane	$ * per hour
12.	Overtime Gate Charges — Extra labor plus equipment per Items 13 and 11 prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Current standard gate hours are 0700 to 1800 Monday through Friday. Holiday gates which are included in the base lift rate are stated on attached schedule.

UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines. If the terminal operator chooses to open during the lunch period or operate flex gates, there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

13. Extra Labor Rates	Straight Time $ *	Overtime $ *	Double Time $ *
14.	Line Handling — Carrier to arrange directly with vendor.
15.	Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container. (Excludes demurrage)
16.	Terminal storage charges

— Storage of empty containers	$ * per unit per day
Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)
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Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties blow the cap within a fourteen (14) day period. Daily storage cap is equal to * empty containers.
17.	Demurrage — Terminal Operator will bill, collect, and retain demurrage from carrier per terminal tariff in effect on October 15, 2006. Below is table of rates from terminal tariff.
Free time for export cargo is * calendar days.
Free time for import cargo is * business days for dry containers and * business days for temperature controlled containers.
Demurrage Rates (per 20’/40’ container per calendar day or part thereof)
Inbound/Outbound/Transshipments

I) One to Ten (1 — 10) Days (first period)

Dry General Purpose containers/Non-operating	$ *
Reefers
Operating Reefers	$ *
Flat Racks, Open Tops, and Special Equipment	$ *
Tank Containers	$ *

II) Eleventh Day and Above (second period)

Dry General Purpose containers/Non-operating	$ *
Reefers
Operating Reefers	$ *
Flat Racks, Open Tops, and Special Equipment	$ *
Tank Containers	$ *
The only free time exception is that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival. In addition rail export containers will be allowed 14 calendar days freetime provided Horizon notifies APMT of the rail containers prior to arrival at terminal. If requested Horizon will provide APMT with documentation showing containers were railed.

18. Lashing/Unlashing of breakbulk cargo on board vessel	Extra labor man hour rates plus
materials at cost plus * percent
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19. Bundling of Chassis/Flat Racks	$ * per chassis/flat plus materials
20.	Out of service equipment (containers and chassis) remaining on terminal in excess of * calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.

If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 16) only applies.
21.	Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Items 13 and 11 above).

22. Fuel Surcharge (as of January 2010)	$ * per lift
Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.

23. Chassis Switching charge	Straight Time Overtime	$ * $ *
To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis
Chassis switch/flips for hazardous containers on wheels is not billable

**	Subject to minimum labor guarantees
24.	Reefer Fuel will be charged based on the following formula:
The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.
In addition any reefers handled to/from on dock rail not associated with any vessel activity will be invoiced based on actual fuel activity and not included in the formula.
Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp
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Horizon Lines
Terminal Services Rates at
APM Terminals — Elizabeth, NJ
Subject to Clause 9 of Amendment No. 3
Effective January 1, 2010 to September 30, 2010

1. A. Discharge or Load — Base Rate — per marine lift	$	*

B. Transshipment per move	$	*
C. Shifting Cell to Cell within the same hatch	$	*
D. Restowing container Cell to Dock to Cell	$	*
E. Overheight unit lifted with overheight spreader (no wires)	$	*	per lift
Rate includes straight-time stevedoring staff/gangs, normal container lashing/unlashing on vessel (excluding detentions), crane rental, tractors during vessel operations, assisting in receiving and delivery, dockage, clerking and checking during vessel operations, weighing of export containers, cargo plan preparation, roadability check (labor only), visual seal inspection, and load/empty cycle to/from vessel including tir preparation. Rate also includes Terminal Throughput Fee/Wharfage as stated in item no. 25 below. Standard operational procedure is a grounded operation with the exception of reefer, loaded tank containers, and special hazardous.
Each vessel move (excluding shifts and heavy lifts) is allowed * gate moves. Each month total gate moves that exceed the allowed number of gate moves, will be invoiced to the carrier as per Item number 7 below. No credit will be given for unused gate moves.
The transshipment rate is based on a container discharging from a vessel or a barge and loading to a vessel or barge. Each container will be invoiced two transshipment moves.
Lifting Bundles of Flat Racks/Chassis —
A.	If received at gate bundled then we will charge
a.	If can use standard spreader bar, charge will be one base lift rate for load or discharge
b.	If requires wires to load/discharge, then will be charged per Extra labor hourly lifting rates plus mounting or grounding charge
B.	If requested to be bundled/unbundled by Horizon Lines
a.	If can use standard spreader bar, charge will be the following:
i.	One base lift rate for load or discharge

ii.	Contract charge for bundling/unbundling

iii.	Mounting or grounding charge for the 2nd to 5th chassis/flat
b.	If requires wires than charges will be the following:
i.	Per Extra labor hourly lifting rates

ii.	Contract charge for bundling / unbundling

iii.	Mounting or grounding charge for each chassis or flat
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C.	If the contractor locks (or unlocks) and secures empty flat racks pierside and lifts to/from vessel as one unit, the carrier will be charged the base lift rate for each individual flat rack loaded/discharged provided that the contractor follows the stow plan provided by the carrier with relation to the stowage of flatracks.

(i.e. If 4 flat racks are locked together shoreside and lifted as one unit to the vessel, the lift charge to the carrier will be 4 x base lift rate)

2.   A.         Reefer Differential assessed to each loaded reefer for plug/unplug services, quality check at time of discharge /loading, record keeping, and administrative services. This rate does not include pre-tripping, labor to fuel genset, cleaning, reefer wash, M&R, genset mount/dismount, and fuel. Rate to be charged also for reefers received/delivered with no vessel activity.
$ * per loaded reefer

B. Daily Reefer monitoring and electric charges per calendar day or portion thereof (minimum one day charge)	$ * Daily charge

First Calendar Day to receive a * discount from stated rate.

3. Maintenance and Repair (M and R) Man Hour Rates

Straight Time $ *	Overtime $ *	Double Time $ *

Installing or Removing Gensets	- 30 minutes at the applicable M and R man hour rate plus $ *
Fueling Gensets	- 12 minutes at the applicable M and R man hour rate

4. A. Standby / Guarantee per Gang per hour Straight Time
	One Gang	$	*
	Two Gangs	$	*
	Three Gangs	$	*

B. Extra Labor / Heavy Lifts per Gang per hour Straight Time
	One Gang	$	*
	Two Gangs	$	*
	Three Gangs	$	*

C. Detentions per Gang per Hour Straight Time
(See Appendix 1 “Detentions” for list of billable and non-billable detentions)
	One Gang	$	*
	Two Gangs	$	*
	Three Gangs	$	*

5. Overtime Differentials per gang per hour

A. Overtime	One Gang	$	*
	Two Gangs	$	*
	Three Gangs	$	*

B. Double Time	One Gang	$	*
	Two Gangs	$	*
	Three Gangs	$	*
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6.   Overtime Gate Charges — Extra labor plus equipment per Items 14 and 12 below prorated between carriers based on percentage of moves utilizing gate outside standard terminal gate hours. Holiday gates which are included in the base lift rate are stated on attached schedule.

Flat charge of $ * per hour to be charged for gate on Friday past 1700. Current standard gate hours are 0600 to 1700 Monday through Friday.

UMS reserves the right to adjust standard gate hours but not without the mutual consent of Horizon Lines, who can not unreasonably object to such a change without conclusive evidence that UMS agrees support a negative financial impact to Horizon Lines. Horizon Lines agrees that UMS can change the opening gate hour from 0600 to 0700 without their objection. If the terminal operator chooses to open during the lunch period or operate flex gates, there will be no extra charge to the carrier. Overtime gate charges also apply to ILA holidays.

Flat charge of $ * per hour to be charged for receiving gate on Friday from 1700. If the terminal causes gate to go past 1700, then no charge will be made from 1700 to 1800.

7. Extra Gate Moves (exceeding the * gate moves included per vessel lift). Billing to be done on a calendar month basis.	$ * per move

8. Mounting/Grounding —	Straight Time $ *
Overtime $ *

**	Subject to minimum labor guarantees
Mounting and Grounding will only be charged when performed outside of the normal throughput cycle. This includes but is not limited to digging out empty containers by container number, for sale containers, off hire containers, containers moving to/from repair, unusual requests requiring restacking of full containers etc. Each container that is required to be handled within stack to carry out request will be charged a mount and/or ground fee. Also, this would apply if there is an overall change by Horizon Lines in the mode of operation. This rate will include drayage of container within the terminal. In regards to For Sale and Off Hire containers, if a trucker requests a specific container number, then Contractor will charge a mounting/grounding charge per move shifted/handled, excluding the move for the container delivered.
In addition, in the event that the Carrier changes its mode of operation or makes a special request to the Contractor not covered by this Agreement, in either case, Contractor reserves the right to order a dedicated yard detail and charge Carrier at Extra labor plus equipment rates (Items 14 and 12 below).
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9. Miscellaneous Parts for Roadability — Carrier to handle directly with M and R vendor. This is not applicable to Maersk owned chassis.

10. Maintenance — Carrier to handle directly with M and R vendor.

11. Rail Drayage to/from Express Port	$ * one way
Port shuttle within Port Elizabeth/Port Newark	$ * one way

12. Equipment Rental Rates (when ordered by Carrier; excludes operator)

- Top Loader	$ * per hour
- Yard Hustler	$ * per hour
- Empty Handler	$ * per hour
- Transtainer	$ * per hour
- Bombcart	$ * per hour
- Container Crane	$ * per hour

13. Wharfage Non-Containerized Cargo	According to Port Authority tariff (current fmc schedule
PA-10). See also Item number 25.

14. Extra Labor Rates	Straight Time $ *	Overtime $ *	Double Time $ *

15. Stuffing and Stripping Rates	APMT no longer handles CFS Stuffing/Stripping for containers and POVs.

	Flat Rack cargo per 20’ flat	$	*
	Flat Rack cargo per 40’ flat	$	*

CFS rates include drayage to/from on dock warehouse. Rate includes normal chocking and bracing but does not include securing materials for flats or special securing of autos. Subject to on terminal Contractor’s warehouse being available.

16. Line Handling per activity (i.e. two charges per call)
Straight Time	$	*
Overtime (except from 2300 to 0600)	$	*
Overtime (2300 to 0600)	$	*

17.   Full containers received over the road and redelivered without loading or discharging to or from vessel are not included in the * gate moves or allowed mounting/grounding and will be billed $ * per container for receipt and redelivery of a container. (Excludes demurrage)

18. Terminal storage charges

— Storage of empty containers	$ * per unit per day

Empty allowance will be determined by multiplying the Carrier’s container lift volume each month times * times the number of days in the month. Excess empty container days over such allowed free days will be charged monthly at the following rate per container per day. (Free Days = Lifts x * x Days in Period)

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Notwithstanding the means of calculating Carrier’s empty allowance stated above, the parties agree when the Contractor notifies the Carrier that empty storage of equipment meets or exceeds the storage cap, Carrier will be required to present the respective terminal with an empty evacuation plan to reduce the number of empties below the cap within a fourteen (14) day period. Daily storage cap is equal to * of the Carrier’s previous year’s annual throughput.

19. Demurrage —	Terminal Operator will bill, collect, and retain demurrage from carrier according to the terminal tariff. The only exception is that the Contractor shall grant Carrier * business days free time for autoracks, pallet loads, and dunnage provided that Carrier provides a list of these containers to Contractor 48 hours prior to vessel’s arrival.

20. Lashing/Unlashing of break bulk cargo on board vessel	Extra labor man hour rates plus
materials at cost plus * percent

21. Customs Vacis/Security exams	Per Terminal Tariff

Other drays within terminal premises not	$ * one way
associated with throughput cycle.

22. Bundling of Chassis/Flat Racks	$ * per chassis/flat plus materials

**	Subject to minimum labor guarantees

23. Out of service equipment (containers and chassis) remaining on terminal in excess of calendar days w/o approval from carrier to proceed with necessary repairs will be assessed a storage charge $ * per container per day.

If container is able to be stacked in a normal manner and fits in one container slot then storage (Item 18) only applies.

24. Any services not covered by above rates will be charged per terminal tariff. If not listed in terminal tariff or in above rates then services to be charged on Extra labor basis plus equipment (Item 14 and 12 above).

25. Terminal Throughput Fee/Wharfage included in the base lift rate except for non containerized cargo which will be charged wharfage per the Port Authority of New York and New Jersey Tariff

26. Fuel Surcharge (Eliminated as of 4/1/2009)	$ * per lift
      Fuel Surcharge is based on the Bureau of Labor Statistics Producer Price Index No 2 Diesel Fuel with February 2004 to February 2005 as the basis. This will be reviewed / adjusted once a year if fuel prices fall below the February 2005 level and eliminated if prices fall below the February 2004 level.

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27. Chassis Switching charge	Straight Time	$	*
	Overtime	$	*
To/From truckers equipment From/To chassis
Switching of reefer containers from underslung genset chassis

**	Subject to minimum labor guarantees

28. Reefer Fuel will be charged based on the following formula:
The total number of running reefers loaded and discharged from vessels and barges for the month times * times * gallons per reefer times the average cost of a gallon of reefer fuel for the month at fuel vendor’s charge to Contractor plus *.

Once Horizon has a dedicated genset fleet and upon Horizon providing a minimum 30 days advance notice in writing, fuel will be based on actual fuel placed in gensets. Cost will be based on the average weekly cost as published by government at the following web site (or similar web site if this site no longer exists) http://tonto.eia.doe.gov/oog/info/gdu/gasdiesel.asp

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Second Revised Appendix II	APMT Initials _MO___